UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2022
Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	VPG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 26, 2022, Vishay Precision Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,621,057 shares of the Company’s common stock and 1,022,887 shares of the Company’s Class B common stock were entitled to vote as of April 1, 2022, the record date for the Annual Meeting, of which 11,686,000 were present in person or by proxy at the Annual Meeting (representing 20,835,301 total votes). Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to stockholders.
Proposal 1: Election of Directors

The Company’s stockholders voted to elect Janet Clarke, Wesley Cummins, Sejal Shah Gulati, Bruce Lerner, Saul Reibstein, Ziv Shoshani, Timothy Talbert and Marc Zandman to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2023 Annual Meeting of Stockholders. The number of votes cast in the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Janet Clarke	19,366,196	217,954	1,251,151
Wesley Cummins	18,850,726	733,424	1,251,151
Sejal Shah Gulati	19,509,308	74,842	1,251,151
Bruce Lerner	19,191,541	392,609	1,251,151
Saul Reibstein	19,125,483	458,667	1,251,151
Ziv Shoshani	19,266,121	318,029	1,251,151
Timothy Talbert	18,014,516	1,569,634	1,251,151
Marc Zandman	19,242,019	342,131	1,251,151

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
The Company's stockholders ratified the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, as the Company's independent registered public accounting firm for the year ending December 31, 2022. The number of votes cast in the ratification of the appointment of Brightman Almagor Zohar & Co., a firm in the Deloitte global network, was as follows:

	For	Against	Abstentions
Ratification of Brightman Almagor Zohar & Co., a firm in the Deloitte global network	20,828,216	4,539	2,546

Proposal 3: Advisory, Non-binding Vote Related to Executive Compensation

The Company’s stockholders, on an advisory basis, voted to approve the non-binding resolution relating to executive compensation, as follows:

	For	Against	Abstentions	Broker Non-Votes
Approval of compensation of named executive officers	19,300,478	274,391	9,281	1,251,151

Proposal 4: Approval of the adoption of the Vishay Precision Group, Inc. 2022 Stock Incentive Plan

The Company’s stockholders voted to approve the adoption of the Vishay Precision Group, Inc. 2022 Stock Incentive Plan, as follows:

	For	Against	Abstentions	Broker Non-Votes
Approval of the adoption of the Vishay Precision Group, Inc. 2022 Stock Incentive Plan	18,869,402	703,026	11,722	1,251,151

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.
Date: May 26, 2022	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer